PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               Lenox Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               Lenox Bancorp, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X/   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of  securities  to which  transaction  applies:
                 N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:
                 N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
                  N/A
--------------------------------------------------------------------------------
(5)   Total fee paid:
                  N/A
------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                  N/A
--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
                  N/A
--------------------------------------------------------------------------------
(3)   Filing party:
                  N/A
--------------------------------------------------------------------------------
(4)   Date filed:
                  N/A
--------------------------------------------------------------------------------

                               LENOX BANCORP, INC.
                              4730 Montgomery Road
                               Norwood, Ohio 45212
                                 (513) 531-8655

                                 April 29, 2000




Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Lenox Bancorp, Inc., the holding company for Lenox Savings Bank. The meeting will be held at the Bank's executive offices at 4730 Montgomery Road, Norwood, Ohio on Wednesday, May 24, 2000 at 2:30 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                 Sincerely,

                                 /s/ Virginia M. Deisch

                                 Virginia M. Deisch
                                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

                               LENOX BANCORP, INC.
                              4730 MONTGOMERY ROAD
                               NORWOOD, OHIO 45212
                                 (513) 531-8655

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


      The annual meeting of stockholders of Lenox Bancorp, Inc. (the "Company") will be held at the Bank's executive offices at 4730 Montgomery Road, Norwood, Ohio, on Wednesday, May 24, 2000, at 2:30 p.m., local time, for the following purposes:

      1. To ratify the appointment of Clark, Schaefer, Hackett & Co. as independent auditors for the Company for the fiscal year ending December 31, 2000;

      2.    To vote upon the stockholder proposal, if presented at the meeting;
            and

      3. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record at the close of business on April 21, 2000 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Diane P. Hunt

                                    Diane P. Hunt
                                    CORPORATE SECRETARY

Norwood, Ohio
April 29, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                               LENOX BANCORP, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2000

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lenox Bancorp, Inc. ("Lenox Bancorp" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Lenox Savings Bank (the "Bank"). The annual meeting will be held at the Bank's executive offices at 4730 Montgomery Road, Norwood, Ohio on Wednesday, May 24, 2000, at 2:30 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about April 29, 2000.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------


WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Lenox Bancorp common stock if the records of the Company showed that you held your shares as of the close of business on April 21, 2000. As of the close of business on that date, a total of 285,028 shares of Lenox Bancorp common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Articles of Incorporation, in no event shall any record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, be entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of Lenox Bancorp common stock held by a broker, bank or other nominee (I.E., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Lenox Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the approval of the ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors and in voting on the stockholder proposal, if presented at the meeting, you may vote in favor of the proposals, vote against the proposals or abstain from voting. These matters will be decided by the affirmative vote of a majority of the votes represented at the meeting and entitled to vote. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the outcome of the voting.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of Lenox Bancorp for the purpose of requesting that you allow your shares of Lenox Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Lenox Bancorp common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF CLARK, SCHAEFER, HACKETT & CO. AS INDEPENDENT AUDITORS AND "AGAINST" APPROVAL OF THE STOCKHOLDER PROPOSAL.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Lenox Bancorp common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Lenox Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Lenox Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The following table provides information as of April 21, 2000 with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.


                                                                    PERCENT OF
                                                  NUMBER OF        COMMON STOCK
NAME AND ADDRES                                  SHARES OWNED      OUTSTANDING
---------------                                  ------------     -------------

Lenox Savings Bank Employee                       33,317(1)            11.7%
  Stock Ownership Plan
4730 Montgomery Road
Norwood, Ohio 45212

John C. Lame                                      21,839(2)             7.7%
1260 Hayward Avenue
Cincinnati, Ohio 45208

Virginia M. Deisch                                16,342                5.7%
4730 Montgomery Road
Norwood, Ohio 45212

----------------------------------
(1) Under the terms of the employee stock ownership plan, the employee stock ownership plan trustee, subject to its fiduciary responsibilities, will vote unallocated and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions from participants. As of April 21, 2000, 12,470 shares have been allocated to participants' accounts and 20,847 shares remain unallocated.
(2) Based on information filed in a Schedule 13D on February 10, 2000, John C. Lame may be deemed to be the beneficial owner of 21,839 shares.

      The following table provides information about the shares of Lenox Bancorp common stock that may be considered to be owned by each director of the Company, by the executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of April 21, 2000. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                              NUMBER OF SHARES
                                               NUMBER OF        THAT MAY BE          PERCENT OF
                                             SHARES OWNED    ACQUIRED WITHIN 60        COMMON
                                              (EXCLUDING     DAYS BY EXERCISING        STOCK
               NAME                            OPTIONS)           OPTIONS           OUTSTANDING(1)
   ----------------------------------------  -------------  --------------------  -----------------
   Gail R. Behymer.......................         3,321              512               1.3%

   Henry E. Brown........................         3,739              512               1.5

   Virginia M. Deisch....................        12,936(2)         3,406               5.7

   Curtis L. Jackson.....................           801              512               0.5

   Robert R. Keller......................         2,926(3)           512               1.2

   John C. Lame..........................        21,583               --               7.7

   Reba St. Clair........................         1,206(4)           512               0.6

    All directors and executive officers
     as a group (8 persons)..............        53,304            7,670              20.8%

--------------------------------
(1) Based on 285,028 shares of Lenox Bancorp common stock outstanding and entitled to vote as of April 21, 2000, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 5,500 shares held under the Bank's employee stock ownership plan in trust for the benefit of Ms. Deisch.
(3) Includes 728 shares owned by Mr. Keller's spouse's individual retirement account.
(4) Includes 100 shares owned by Ms. St. Clair's spouse.

--------------------------------------------------------------------------------

                                    DIRECTORS

--------------------------------------------------------------------------------

      The  Company's  Board of Directors  currently  consists of seven  members;
however, the Board has accepted the resignations of two directors (Messrs. Robert R. Keller and Curtis L. Jackson), which resignations will be effective immediately prior to the annual meeting. As a result, the Board resolved to reduce the size of the Board from seven to five members effective immediately prior to the annual meeting. Four of the remaining directors are independent and one is a member of management. Both Messrs. Keller and Jackson's terms were to expire at the 2000 annual meeting. The remaining directors are currently serving terms expiring in either 2001 or 2002. Under the Company governing documents, directors are to serve three year terms. In addition, under Ohio law, no reduction in the size of the Board shall cause a reduction in a director's term. Consequently, there is not a director running for election at this year's annual meeting.

      The following table sets forth certain information regarding the current directors.


                                                     YEAR FIRST
                                                      ELECTED            TERM TO
                                     AGE(1)          DIRECTOR (2)        EXPIRE
                                     ------         -------------        -------
Gail R. Behymer....................    60               1993             2002
Henry E. Brown.....................    54               1995             2001
Virginia M. Deisch.................    42               1996             2002
Curtis L. Jackson..................    36               1995             2000(3)
Robert R. Keller...................    59               1987             2000(3)
John C. Lame.......................    43               1998             2001
Reba St. Clair.....................    40               1995             2002

-------------------------
(1) As of April 21, 2000.
(2) Includes prior service on the Board of Directors of the Bank.
(3) Have declined to stand for reelection.


      The present principal occupation and other business experience during the last five years of each director is set forth below:

      GAIL R. BEHYMER holds a B.S. in Industrial Management and a M.B.A. from the University of Cincinnati. He worked at Procter & Gamble for 34 years with a background in construction and facilities management. He held the position of Operations Manager prior to his retirement.

      HENRY E. BROWN holds a B.S. degree in Civil Engineering from the University of Missouri-Rolla. He retired after being employed with Procter & Gamble for 31 years. Mr. Brown is Chairman of the Greater Cincinnati Metropolitan YMCA Board of Directors.

      VIRGINIA M. DEISCH joined the Bank in 1986 and has served as President and Chief Executive Officer since 1994 and Executive Managing Officer since 1989. Ms. Deisch has over 19 years experience in the banking industry.

      CURTIS L. JACKSON holds a B.S. degree in Accounting from Northern Kentucky University. He has worked at Procter & Gamble for over 12 years and holds the position of Group Manager Regional Cost Accounting. Mr. Jackson also served as a Trustee and Treasurer for the Hamilton Christian Center.

      ROBERT R. KELLER retired from Procter & Gamble after 36 years of service. He was the Manager of Railroad Services. Mr. Keller is also a board member of the Twin Tower Retirement Community Auxiliary.

      JOHN C. LAME is currently a partner with J.C. Bradford & Co., a financial planning investment advisory and brokerage firm located in Cincinnati. Prior to joining J.C. Bradford in 1997, Mr. Lame served six years as a vice president with Merrill Lynch. Mr. Lame also worked at Procter & Gamble for 12 years from 1979 to 1991.

      REBA ST. CLAIR holds a B.A. in Political Science from Knox College. Previously an officer in the military, she is currently a Finance Manager at Procter & Gamble. Ms. St. Clair is a board member for Leadership Cincinnati, Hamilton County Youth Conference, Lighthouse Youth Services, Playhouse in the Park, The Cincinnati Art Museum and the Cincinnati Ballet.

MEETING AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company is conducted through meetings and activities of its Board of Directors and its committees. The Board of Directors of the Company meets as needed. During the year ended December 31, 1999, the Board of Directors of the Company held 18 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings and committee meetings on which such directors served during 1999. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      AUDIT COMMITTEE. The Audit Committee, currently consisting of Messrs. Behymer, Lame and Ms. St. Clair, provides assurance that financial disclosures made by management portray the Company's financial condition and results of operations. The Committee also maintains a liaison with outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Company met two times during 1999.

      COMPENSATION COMMITTEE. The Compensation Committee, currently consisting of Mr. Behymer, Ms. Deisch and Ms. St. Clair, is responsible for all matters regarding compensation and fringe benefits for officers and employees. The Compensation Committee met once during 1999.

      NOMINATING COMMITTEE. The Company's Nominating Committee for the 2000 annual meeting consisted of Messrs. Behymer, Brown, Jackson, Keller, Lame, Ms. Deisch and Ms. St. Clair. The Committee considered various options for nominees for director to stand for election at the Company's annual meeting of stockholders. However, the Nominating Committee declined to nominate anyone for director for a term expiring in 2003, and instead, recommended to the Board that the Board be decreased in size and that, at this time, the Board should consist of only two classes of directors. The Company's Articles of Incorporation and Code of Regulations provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Code of Regulations and by the Securities Exchange Act of 1934. The Nominating Committee met on March 27, 2000.

      The Company also maintains an Executive Committee and a Strategic Planning Committee.

      DIRECTORS' FEES. Members of the Company's Board of Directors do not receive Board fees from the Company. Currently, non-employee directors of the Bank who have served as directors of the Bank for one year or more receive a retainer of $1,200 per year, plus $370 per meeting attended. The Bank maintains a Director Emeritus Program whereby retired members of the Board of Directors may serve as Directors Emeritus.


--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following information is furnished for Ms. Deisch. No other executive officer of Lenox Bancorp received salary and bonus of $100,000 or more during the year ended December 31, 1999.


                                                        LONG-TERM
                                                       COMPENSATION
                                                      --------------
                                       ANNUAL COMPENSATION          AWARDS
                         -----------------------------------------  --------------
                                                                      OTHER       RESTRICTED   SECURITIES
                                                                      ANNUAL        STOCK      UNDERLYING    ALL OTHER
      NAME AND                  FISCAL                             COMPENSATION     AWARDS      OPTIONS    COMPENSATION
PRINCIPAL POSITIONS              YEAR    SALARY($)     BONUS($)       ($)(1)        ($)           (#)          ($)
-----------------------------   ------   ----------    --------    -------------   ---------   ---------   ------------

Virginia M. Deisch               1999    $84,250(2)    $  --         $   --        $   --         --        $32,079(3)
   President, Chief Executive    1998     74,250          --             --            --         --         33,341
   Officer and Director          1997     68,000          --             --          37,672     8,513        26,665

(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2) Includes directors' fees of $5,600.  Beginning in 2000, Ms. Deisch will no longer receive directors' fees.
(3) Consists of employer contribution to the Bank's 401(k) plan of $3,850 and employee stock ownership plan allocations with a market value of $28,229.


OPTION VALUE AT FISCAL YEAR END

       The following table provides information regarding unexercised stock options for Ms. Deisch as of December 31, 1999. Ms. Deisch did not exercise any stock options during the year ended December 31, 1999.


                          NUMBER OF SECURITIES
                         UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                OPTIONS                     IN-THE-MONEY OPTIONS
         NAME             AT FISCAL YEAR-END (#)          AT FISCAL YEAR-END ($)(1)
--------------------   ---------------------------       ---------------------------
                       EXERCISABLE     UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
                       -----------     -------------     -----------   -------------

Virginia M. Deisch       3,406           5,107             $2,555         $3,830

------------------------
(1) Value of unexercised  in-the-money  stock options equals the market value of shares covered by in-the-money  options on December 31, 1999 less the option exercise  price.  Options  are  in-the-money  if the market  value of shares covered by the options is greater than the exercise price.


EMPLOYMENT AGREEMENTS

      The Bank and the Company entered into employment agreements with Ms. Deisch. The employment agreements provide for a three-year term for Ms. Deisch. The Bank employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors of the Bank after conducting a performance evaluation of Ms. Deisch. The term of the Company employment agreement may be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The agreements provide that Ms. Deisch's base salary will be reviewed annually. The current base salary for Ms. Deisch is $84,250. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

      The agreements provide for termination by the Bank or the Company for cause as defined in the agreements, at any time. In the event the Bank or the Company chooses to terminate Ms. Deisch's employment for reasons other than for cause, or in the event Ms. Deisch resigns from the Bank and the Company after specified circumstances that would constitute constructive termination, Ms. Deisch or, in the event of her death, her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to Ms. Deisch and the contributions that would have been made on her behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement; PROVIDED, HOWEVER, that in the case of the Bank's agreement, the payment shall not, in the aggregate, exceed three times the average of Ms. Deisch's five preceding taxable years' annual compensation. The Bank and the Company would also continue and pay for her health and disability coverage for the remaining term of the agreement.

      Under the agreements, if voluntary (after specified circumstances that would constitute constructive termination) or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreement), Ms. Deisch or, in the event of her death, her beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue her life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, Ms. Deisch would only be entitled to receive a severance payment under one agreement.

      Payments under the agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank. Under certain circumstances, severance payments to Ms. Deisch under the agreements may be subject to prior approval by the Federal Deposit Insurance Corporation.

      Payments under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by Ms. Deisch pursuant to any dispute or question of interpretation relating to the agreements shall be paid by the Bank or Company, respectively, if Ms. Deisch is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under Ohio law.

------------------------------------------------------------------------------

              COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Lenox Bancorp common stock during the fiscal year ended December 31, 1999.

------------------------------------------------------------------------------

                         TRANSACTIONS WITH MANAGEMENT

------------------------------------------------------------------------------

      It is the policy of the Bank to make loans to executive officers and directors on their principal residences. The Bank's policy provides that all loans made by the Bank, including lines of credit, to its directors be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features; provided, however the Bank may offer loans to executive officers on terms not available to the public, but available to other full- time employees, in accordance with recently modified federal regulations. All such loans, however, did not involve more than the normal risk of collectibility or present other unfavorable features. Any loan made to an executive officer or director must be approved by the Board of Directors prior to its being committed. As of December 31, 1999, seven of the Bank's executive officers or directors had a total of fifteen loans outstanding totaling approximately $1.0 million in the aggregate.

------------------------------------------------------------------------------

                   PROPOSAL 1 -- RATIFICATION OF AUDITORS

------------------------------------------------------------------------------

      The Board of Directors has appointed Clark, Schaefer, Hackett & Co. to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Clark, Schaefer, Hackett & Co. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

------------------------------------------------------------------------------


                       PROPOSAL 2 -- STOCKHOLDER PROPOSAL

------------------------------------------------------------------------------

      The Company has been notified that a stockholder intends to present the following proposal for consideration at the annual meeting. The address and stock ownership of the proponent will be furnished upon request to the Secretary of the Company.

      RESOLVED, that Lenox Bancorp, Inc. ("Lenox" or the "Company") immediately retain an investment banking firm to explore all strategic alternatives to maximize shareholder value including, but not limited to, the sale of one or both of the branches of Lenox Savings Bank or a merger of the Company and with such investment banking firm to be instructed to report to the entire Board of Directors.


                STOCKHOLDER'S STATEMENT IN SUPPORT OF PROPOSAL

      John C. Lame, a member of the Board of Directors who owns 21,839 shares of Lenox Common Stock, believes that there is significant inherent value in Lenox that has been unrealized by the Company's current management. Mr Lame believes that Lenox's current management has not provided the Company with the disciplined business management and focus that it needs. There is little evidence of achievement by the Company, and the shareholders are being punished by a decrease in the value of their Lenox shares.

      Specifically, Lenox has failed to perform satisfactorily in the following areas critical to its long term success and future independence:

      o   Lenox management has failed to grow core deposits at acceptable rates.
      o   Lenox has failed to grow net interest margin and non-interest income.
      o Lenox has failed to meet economic objectives required to reinvest in either its Ivorydale headquarters or other proposed branch locations.
      o Lenox has failed to grow earnings per share and return on equity at a rate acceptable to shareholders.
      o Lenox has failed to generate adequate profits to fund an attractive and growing dividend.
      o Lenox has failed to provide a liquid and attractively priced market for its shares relative to its liquidation value.
      o Lenox has failed to attract and maintain management capable of developing plans and achieving its business objectives.
      o Lenox management has failed to create and maintain a favorable working relationship with several of its Board of Directors.

      Mr. Lame believes Lenox's Board of Directors should take active measures to maximize the value of shareholders' investment in the Company by retaining an independent investment banking firm for the purpose of analyzing and reporting to the entire Board of Directors on strategic alternatives that may be appropriate in order to maximize the value of Lenox's common stock. Such alternatives may include but are not limited to the sale of substantially all of Lenox's assets or a merger or other business combination of Lenox. Mr. Lame also notes that a proposal to maximize shareholder value which was included in last year's proxy statement received approval from 48% of Lenox's outstanding shares.

      A VOTE FOR THIS PROPOSAL would best serve the interest of Lenox shareholders.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "AGAINST" THE STOCKHOLDER PROPOSAL.

                 OPPOSING STATEMENT OF THE LENOX BANCORP, INC.
                  BOARD OF DIRECTORS TO STOCKHOLDER PROPOSAL

      The Board of Directors is opposed to the Proposal because the Board believes the Proposal is false and misleading. Mr. Lame suggests that no investment banker has been retained by the Company. However, the Company has been working with an investment banker since April 1998 and has explored with the investment banker all strategic alternatives, including the alternatives proposed by Mr. Lame. A proposal very similar to Mr. Lame's proposal was submitted at the Company's last annual meeting of stockholders, and, the Board unanimously approved the opposition statement specifically acknowledging that it was the opinion of the Board that "the Company is best able to serve the interest of our stockholders if it is prepared to focus its energies on the pursuit of improved corporate performance" and that the most important thing is "to make sure the Bank operates in the most efficient way possible and that profits are maximized." Mr. Lame not only approved the Board's opposition statement, but voted his own shares against the stockholder proposal. This year, however, notwithstanding the Board's historical use of an investment banker, Mr. Lame submitted his own stockholder proposal to the Board on December 15, 1999. Thereafter, on December 27, 1999, the Board again resolved unanimously to again hire an investment banker to consider the Company's strategic options, including the possible sale of the Company. Mr. Lame was in attendance at that meeting and not only voted in favor of the hiring of an investment banker, but also the investment banker that the Board chose to work with. However, 15 days later, instead of withdrawing his proposal, which at that time was moot, Mr. Lame made a public filing with the Securities and Exchange Commission wherein he made his stockholder proposal publicly available.

      Mr. Lame attacks management and states stockholders are being "punished by a decrease in the value of their Lenox shares." However, the Company's per share market price fell following the Company's most recent stock repurchase program, which was approved by Mr. Lame, and has thereafter remained relatively stable. The Board believes there is no evidence that lack of performance caused the decrease in the value of the Company's shares referenced by Mr. Lame.

      As for Mr. Lame's statements regarding the Company's performance:

      o Mr. Lame claims Lenox failed to grow core deposits at "acceptable rates." HOWEVER, MANAGEMENT EXCEEDED THE BOARD APPROVED DEPOSIT GROWTH GOALS SET FOR 1999. SPECIFICALLY, DEPOSITS INCREASED OVER 19% FOR THE YEAR ENDED DECEMBER 31, 1999.

      o Mr. Lame claims Lenox failed to grow net interest margin and non-interest income. IN FACT, LENOX HAS WORKED TO DIVERSIFY THE LOAN PORTFOLIO IN AN EFFORT TO IMPROVE NET INTEREST MARGIN. THIS DIVERSIFICATION INCLUDES THE ADDING OF MULTI-FAMILY REAL ESTATE LOANS, WHICH HAVE THE EFFECT OF ENHANCING NET INTEREST MARGIN WITHOUT A SIGNIFICANT INCREASE IN CREDIT RISK. MULTI-FAMILY LOANS INCREASED OVER 290% FROM $1.6 MILLION FOR YEAR ENDED DECEMBER 31, 1998 TO $6.3 MILLION FOR THE YEAR ENDED DECEMBER 31, 1999.

            FURTHERMORE, LENOX HAS ALSO SIGNIFICANTLY IMPROVED ITS NON-INTEREST INCOME FROM $102,356, $153,555 AND $130,988 FOR THE YEARS ENDED 1995, 1996 AND 1997 RESPECTIVELY TO $291,513 AND $235,719 FOR THE
            YEARS ENDED 1998 AND 1999.

      o Mr. Lame claims Lenox has failed to meet "economic objectives" required to reinvest in either its Ivorydale headquarters or other proposed branch locations. IN FACT, NO "ECONOMIC OBJECTIVES" WERE SET BY THE BOARD. CONSEQUENTLY, THE BOARD BELIEVES MR. LAME HAS NO REASONABLE BASIS FOR MAKING THIS STATEMENT.

      o Mr. Lame claims Lenox has failed to grow earnings per share and return on equity at a rate "acceptable to shareholders." IN FACT, IN MAY 1999, DIRECTOR LAME WAS COMMITTED TO SETTING CERTAIN ROE TARGETS TO BE ACHIEVED OVER THE NEXT THREE YEARS.
                                         -----

      o Mr. Lame claims Lenox has failed to generate adequate profits to "fund an attractive and growing dividend." MR. LAME HAS FAILED AS A DIRECTOR TO SET ANY GUIDELINES FOR WHAT AN "ATTRACTIVE" DIVIDEND WOULD BE AND FAILS TO IDENTIFY HIS VIEWS ON THAT POINT IN HIS SUPPORTING STATEMENT.

      o Mr. Lame claims Lenox has failed to provide a liquid and attractively priced market for its shares relative to its liquidation value. THE BOARD BELIEVES THAT GIVEN THE LIMITED NUMBER OF SHARES OUTSTANDING, MR. LAME SHOULD UNDERSTAND THAT A "LIQUID" MARKET FOR THE COMPANY'S COMMON STOCK IS NOT LIKELY ACHIEVABLE REGARDLESS OF THE COMPANY'S PERFORMANCE. ALSO, ALL THRIFT AND BANK STOCKS HAVE SUFFERED TREMENDOUSLY IN THIS MARKET. THE MARCH 20, 2000 ISSUE OF TIME MAGAZINE SAID "INTEREST-RATE FEARS HAVE PUMMELED FINANCIAL STOCKS." A MARCH 13, 2000 ARTICLE IN BARRONS NOTED THAT THRIFT STOCKS "WERE NOT ONLY THE WORST PERFORMERS AMONG THE BATTERED FINANCIAL SECTOR IN 1998 AND 1999, BUT ALSO SUBSTANTIALLY UNDERPERFORMED ALL MAJOR MARKET INDICES." THE BOARD BELIEVES THE COMPANY'S STOCK IS NOT TRADING AT A DISPROPORTIONATE DISADVANTAGE TO THE STOCK OF OTHER SIMILARLY SITUATED COMPANIES.

      o Mr. Lame claims Lenox has failed to attract and maintain management capable of developing plans and achieving its business objectives. IN FACT, DIRECTOR LAME PREPARED A MEMORANDUM AND PRESENTED IT TO THE STRATEGIC PLANNING COMMITTEE IN FEBRUARY 1999 WHEREIN HE STATED THAT LENOX HAD A "COMMITTED AND EXPERIENCED SENIOR MANAGEMENT TEAM" AND A "FULLY FUNCTIONING BOARD OF DIRECTORS." BASED ON THE "REASONS FOR CONVERSION" IN THE COMPANY'S PROSPECTUS, WHICH WAS DISTRIBUTED IN CONNECTION WITH THE COMPANY'S INITIAL PUBLIC OFFERING, LENOX HAS BEEN ACHIEVING ITS BUSINESS OBJECTIVES, WHICH WERE TO ENHANCE THE BANK'S ABILITY TO: ATTRACT CUSTOMERS NOT AFFILIATED WITH PROCTER & GAMBLE; ACCESS CAPITAL MARKETS; INCREASE ITS PRESENCE IN THE COMMUNITIES IT SERVES THROUGH THE ACQUISITION OR ESTABLISHMENT OF BRANCH OFFICES, ETC. LENOX HAS DONE THIS WITH ITS HYDE PARK BRANCH AND NOW WITH THE RELOCATION OF THE BANK'S MAIN OFFICE FACILITY INTO NORWOOD. ADDITIONALLY, THE COMPANY'S ASSETS HAVE GROWN 62% FROM $47.0 MILLION IN 1996 FOLLOWING THE CONVERSION TO $76.0 MILLION FOR THE YEAR ENDED 1999.

      o Mr. Lame claims Lenox management has failed to create and maintain a favorable working relationship with several of its Board of Directors. IN FACT, THE BOARD AND MANAGEMENT WERE FULLY FUNCTIONAL AND HELD FAVORABLE WORKING RELATIONSHIPS AS STATED BY MR. LAME IN HIS OWN MEMORANDUM TO THE STRATEGIC PLANNING COMMITTEE UNTIL SHORTLY AFTER THE BOARD REFUSED TO PURCHASE SHARES FROM MR. LAME AT A PRICE WELL ABOVE THE THEN CURRENT MARKET VALUE AND REFUSED TO ADD HIS PARTNER AS A BOARD MEMBER TO CARRY OUT MR. LAME'S PLEA THAT THE INTERESTS OF HIS OWN PARTNERSHIP AND HIS FAMILY AND CLIENTS RECEIVE GREATER REPRESENTATION. AT THAT POINT, MR. LAME BEGAN TAKING ACTIONS THAT THE BOARD REGARDS AS ADVERSE TO THE COMPANY AND MANAGEMENT.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "AGAINST" THE STOCKHOLDER PROPOSAL. FOR THE REASONS STATED ABOVE, THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE "AGAINST" ADOPTION OF THIS PROPOSAL.

------------------------------------------------------------------------------

                             MISCELLANEOUS

------------------------------------------------------------------------------

      The Company's Annual Report to Stockholders has been mailed to stockholders of record as of the close of business on April 21, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON APRIL 21, 2000 UPON WRITTEN REQUEST TO DIANE P. HUNT, CORPORATE SECRETARY, LENOX BANCORP, INC., 4730 MONTGOMERY ROAD, NORWOOD, OHIO 45212.

------------------------------------------------------------------------------

                            STOCKHOLDER PROPOSALS

------------------------------------------------------------------------------

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 annual meeting of stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the notice of annual meeting of stockholders not later than December 30, 2000. If such annual meeting is held on a date more than 30 calendar days from May 24, 2001, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

      The Code of Regulations provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than thirty (30) days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the fifth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2001 annual meeting of stockholders to be timely, the Company would have to receive such notice not later than April 24, 2001 assuming the 2001 annual meeting is held on May 24, 2001 and that the Company provides at least 40 days notice or public disclosure of the date of the meeting. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Diane P. Hunt

                                    Diane P. Hunt
                                    CORPORATE SECRETARY

Norwood, Ohio
April 29, 2000

                                 [FRONT SIDE]

                                REVOCABLE PROXY

                              LENOX BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                                 May 24, 2000
                            2:30 p.m. Eastern Time
                        -------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of the Board of Directors of Lenox Bancorp, Inc. (the "Company"), consisting of Henry E. Brown, Virginia M. Deisch and Reba St. Clair, with full power of substitution, to act as proxies for the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 24, 2000, at 2:30 p.m. Eastern Time, at the Company's administrative office, 4730 Montgomery Road, Norwood, Ohio, and at any and all adjournments thereof, as follows:

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

      1. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of Lenox Bancorp, Inc. for the fiscal year ending December 31, 2000.

            FOR                      AGAINST                     ABSTAIN
            ---                      -------                     -------
            /_/                        /_/                         /_/


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 2.

      2. The stockholder proposal as set forth in the proxy statement, if presented at the meeting.

            FOR                      AGAINST                     ABSTAIN
            ---                      -------                     -------
            /_/                        /_/                        /_/

                                  [BACK SIDE]

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "AGAINST" PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 29, 2000 and of the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:___________________________



                                          --------------------------------
                                          SIGNATURE OF STOCKHOLDER



                                          --------------------------------
                                          SIGNATURE OF STOCKHOLDER


                         -----------------------------

           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.